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                                                                   EXHIBIT 99.15


DEBTOR: OCEAN DEVELOPMENT CO.                         CASE NUMBER: 01-10972(EIK)

                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDED MARCH 31, 2002








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Ocean Development Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.





 /s/ NICHOLAS J. DAVISON
--------------------------------
Nicholas J. Davison
Senior Vice President, Finance